EXHIBIT 99.2

TSYS Announces Earnings for 2005
Page 5 of 10
TSYS
Financial Highlights
(Unaudited)
(In thousands, except per share data)
	Three months ended			Twelve months ended
	December 31,			December 31,
			Percentage			Percentage
	2005	2004	Change	2005	2004	Change
Revenues
Electronic payment processing services	$223,586	198,273	12.8%	$869,785	759,544	14.5%
Merchant services	67,410	6,411	nm	237,418	26,169	nm
Other services	45,250	45,225	0.1	182,587	170,906	6.8
Revenues before reimbursables	336,246	249,909	34.5	1,289,790	956,619	34.8
Reimbursable items	84,489	57,248	47.6	313,141	230,389	35.9
Total revenues	420,735	307,157	37.0	1,602,931	1,187,008	35.0

Expenses
Employment expenses*	127,876	91,885	39.2	462,217	361,532	27.8
Net occupancy & equipment expenses*	71,185	56,210	26.6	283,955	240,425	18.1
Other operating expense*	65,040	43,009	51.2	256,489	152,448	68.2
Expenses before reimbursables	264,101	191,104	38.2	1,002,661	754,405	32.9
Reimbursable items	84,489	57,248	47.6	313,141	230,389	35.9
Total operating expenses	348,590	248,352	40.4	1,315,802	984,794	33.6

Operating Income	72,145	58,805	22.7	287,129	202,214	42.0

Other Income:
Interest income	2,123	1,147	85.0	6,012	2,856	110.5
Interest expense	(115)	(64)	79.1	(374)	(941)	(60.2)
(Loss) gain on foreign currency translation, net	(79)	117	(166.5)	(840)	162	nm
Other Income	1,929	1,200	60.7	4,798	2,077	131.0

Income before Income Taxes, Minority Interest
and Equity in Income of Joint Ventures	74,074	60,005	23.4	291,927	204,291	42.9
Income Taxes	25,100	21,574	16.3	103,286	77,210	33.8
Minority Interest	(80)	(19)	nm	(256)	(259)	(1.1)
Equity in Income of Joint Ventures	804	4,558	(82.4)	6,135	23,736	(74.2)

Net Income	$49,698	42,970	15.7%	$194,520	150,558	29.2%

Basic Earnings Per Share	$0.25	0.22	15.4%	$0.99	0.76	29.0%

Diluted Earnings Per Share	$0.25	0.22	15.6%	$0.99	0.76	29.1%

Dividend Declared Per Share	$0.06	0.04		$0.22	0.14

Average Common Shares Outstanding	197,277	196,849		197,145	196,847

Average Common and Common
Equivalent Shares Outstanding	197,371	197,278		197,345	197,236

nm = not meaningful
* Certain items have been reclassified for prior periods to conform with the presentation adopted in 2005.
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TSYS Announces Earnings for 2005

TSYS
Segment Breakdown
(Unaudited)
(In thousands)
	Three Months Ended December 31, 2005				Three Months Ended December 31, 2004
	Domestic- based support services	International- based support services	Merchant processing services	Consolidated	Domestic based support services	International- based support services	Merchant processing services	Consolidated

Revenue before reimbursables	$246,455	31,148	63,552	341,155	220,325	29,584	-	249,909
Intersegment revenue	(4,863)	-	(46)	(4,909)	-	-	-	-
Revenues before reimbursables
from external customers	$241,592	31,148	63,506	336,246	220,325	29,584	-	249,909
Total revenue	$315,501	37,378	75,204	428,083	275,736	31,424	-	307,160
Intersegment revenue	(7,302)	-	(46)	(7,348)	(3)	-	-	(3)
Revenues from external customers	$308,199	37,378	75,158	420,735	275,733	31,424	-	307,157
Depreciation and amortization	$30,214	4,154	7,299	41,667	25,477	3,590	-	29,067
Intersegment expenses	$9,733	(9,414)	(7,668)	(7,349)	17,777	(17,777)	-	-
Segment operating income	$58,921	1,230	11,994	72,145	70,668	(11,863)	-	58,805
Income tax expense	$19,860	632	4,608	25,100	24,657	(4,452)	1,369	21,574
Equity in income of joint ventures	$-	804	-	804	-	495	4,063	4,558
Net Income	$42,172	(205)	7,731	49,698	48,771	(8,495)	2,694	42,970
Identifiable assets	1,320,552	178,135	230,712	1,729,399
Intersegment assets	(318,475)	(1)	(26)	(318,502)
Total assets	1,002,077	178,134	230,686	1,410,897

	Twelve Months Ended December 31, 2005				Twelve Months Ended December 31 ,2004
	Domestic- based support services	International- based support services	Merchant processing services	Consolidated	Domestic- based support services	International- based support services	Merchant processing services	Consolidated

Revenue before reimbursables	$959,845	123,865	220,038	1,303,748	848,367	108,252	-	956,619
Intersegment revenue	(13,809)	-	(149)	(13,958)	-	-	-	-
Revenues before reimbursables
from external customers	$946,036	123,865	219,889	1,289,790	848,367	108,252	-	956,619
Total revenue	$1,220,199	146,982	258,082	1,625,263	1,071,965	115,052	-	1,187,017
Intersegment revenue	(22,183)	-	(149)	(22,332)	(9)	-	-	(9)
Revenues from external customers	$1,198,016	146,982	257,933	1,602,931	1,071,956	115,052	-	1,187,008
Depreciation and amortization	$115,272	16,570	19,372	151,214	95,431	13,157	-	108,588
Intersegment expenses	$34,594	(31,247)	(25,691)	(22,344)	22,045	(22,046)	-	(1)
Segment operating income	$235,267	9,373	42,489	287,129	196,067	6,147	-	202,214
Income tax expense	$80,876	4,925	17,485	103,286	66,535	3,147	7,528	77,210
Equity in income of joint ventures	$-	2,894	3,241	6,135	-	1,737	21,999	23,736
Net Income	$160,853	4,567	29,100	194,520	131,966	4,122	14,470	150,558

Note:

Revenues for domestic-based services include electronic payment processing services and other services provided from the United
States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States.
Revenues from merchant processing services include Vital's merchant processing and related services.

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TSYS Announces Earnings for 2005
Page 7 of 10

TSYS
Balance Sheet
(Unaudited)
(In thousands)
	At December 31,
	2005	2004
Assets
Current assets:
Cash and cash equivalents	$237,569	231,806
Restricted cash	29,688	24,993
Accounts receivable, net	184,532	144,827
Deferred income tax assets	15,264	10,791
Prepaid expenses and other current assets	45,236	35,739
Total current assets	512,289	448,156
Computer software, net	267,988	268,647
Property and equipment, net	267,979	263,584
Contract acquisition costs, net	163,861	132,428
Goodwill, net	141,885	70,561
Equity investments, net	13,711	54,400
Other intangible assets, net	13,580	4,692
Other assets	29,604	39,475
Total assets	$1,410,897	1,281,943

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$29,464	75,188
Accrued salaries and employee benefits	84,348	46,725
Current portion of obligations under capital leases	2,078	1,828
Other current liabilities	156,719	148,124
Total current liabilities	272,609	271,865
Deferred income tax liabilities	93,881	131,106
Obligations under capital leases excluding current portion	3,555	4,508
Other long-term liabilities	24,398	6,038
Total liabilities	394,443	413,517
Minority interest in consolidated subsidiary	3,682	3,814
Shareholders' Equity:
Common stock	19,809	19,759
Additional paid-in capital	54,747	44,732
Treasury stock	(16,934)	(13,573)
Accumulated other comprehensive income	5,685	15,373
Retained earnings	949,465	798,321
Total shareholders' equity	1,012,772	864,612
Total liabilities and shareholders' equity	$1,410,897	1,281,943

* Certain items from prior periods have been reclassified to conform with the presentation adopted in 2005.
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TSYS Announces Earnings for 2005
Page 8 of 10
TSYS
Cash Flow
(Unaudited)
(In thousands)
	Twelve Months Ended December 31,
	2005	2004
Cash flows from operating activities:
Net income	$194,520	150,558
Adjustments to reconcile net income to net cash provided by
operating activities:
Minority interests in consolidated subsidiaries' net income	256	259
Equity in income of joint ventures	(6,135)	(23,736)
Loss (gain) on currency translation adjustments, net	840	(162)
Depreciation and amortization	151,214	108,588
Impairment of developed software	3,619	10,059
Charges for (recoveries of) bad debt expense and billing
adjustments	4,589	(2,450)
Charges for transaction processing provisions	7,397	9,878
Deferred income tax (benefit) expense	(35,055)	31,691
Loss on disposal of equipment, net	2,535	387
(Increase) decrease in:
Accounts receivable	(13,164)	(18,027)
Prepaid expenses and other assets	11,496	(40,383)
Increase (decrease) in:
Accounts payable	(51,138)	57,979
Accrued salaries and employee benefits	21,420	14,135
Billings in excess of costs and profits on uncompleted contracts	-	(17,573)
Other liabilities	(53,565)	50,832
Net cash provided by operating activities	238,829	332,035

Cash flows from investing activities:
Purchase of property and equipment, net	(40,904)	(53,890)
Additions to licensed computer software from vendors	(12,875)	(57,302)
Additions to internally developed computer software	(22,602)	(5,224)
Cash acquired in acquisition	38,799	2,422
Cash used in acquisitions	(134,769)	(53,515)
Dividends received from joint ventures	1,659	35,876
Contract acquisition costs	(19,468)	(29,150)
Net cash used in investing activities	(190,160)	(160,783)

Cash flows from financing activities:
Purchases of common stock	-	(1,188)
Proceeds from borrowings of long-term debt	48,143	-
Principal payments on long-term debt borrowings	(48,261)	-
Principal payments on capital lease obligations and software obligations	(2,176)	(42,656)
Dividends paid on common stock	(39,418)	(23,621)
Proceeds from exercise of stock options	3,058	1,193
Net cash used in financing activities	(38,654)	(66,272)
Effect of foreign currency translation on cash and cash equivalents	(4,252)	3,953
Net increase in cash and cash equivalents	5,763	108,933
Cash and cash equivalents at beginning of year	231,806	122,873
Cash and cash equivalents at end of period	$237,569	231,806

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TSYS Announces Earnings for 2005

Geographic Area Data:
	Three Months Ended December 31,
(dollars in millions):	2005	%	2004	%
UnitedStates	$356.1	84.6%	$251.4	81.8%
Europe	33.5	8.0	27.9	9.1
Canada*	23.3	5.5	20.9	6.8
Japan	4.0	0.9	3.7	1.2
Mexico	2.3	0.6	2.1	0.7
Other	1.5	0.4	1.2	0.4
	$420.7	100.0%	$307.2	100.0%

	Twelve Months Ended December 31,
(dollarsinmillions):	2005	%	2004	%
UnitedStates	$1,354.1	84.5%	$973.3	82.0%
Europe	131.9	8.2	101.6	8.6
Canada*	89.9	5.6	83.2	7.0
Japan	15.6	1.0	14.0	1.2
Mexico	7.6	0.5	11.2	0.9
Other	3.8	0.2	3.7	0.3
	$1,602.9	100.0%	$1,187.0	100.0%

Geographic Area Revenue by Operating Segment:
The following table reconciles segment revenues to revenues by reporting segment for the three months ended December 31:
	Three Months Ended December 31,
	Domestic-based		International-based		Merchant processing
	support services		support services		services
(dollars in millions):	2005	2004	2005	2004	2005	2004
United States	$281.2	251.4	-	-	74.9	-
Europe	0.1	0.1	33.4	27.8	-	-
Canada*	23.2	20.9	-	-	0.1	-
Japan	-	-	4.0	3.7	-	-
Mexico	2.3	2.1	-	-	-	-
Other	1.3	1.2	-	-	0.2	-
	$308.1	275.7	37.4	31.5	75.2	-

The following table reconciles segment revenues to revenues by reporting segment for the twelve months ended December 31:
	Twelve Months Ended December 31,
	Domestic-based		International-based		Merchant processing
	Support services		Support services		services
(dollars in millions):	2005	2004	2005	2004	2005	2004
United States	$1,097.1	973.3	-	-	257.0	-
Europe	0.5	0.5	131.4	101.1	-	-
Canada*	89.5	83.2	-	-	0.4	-
Japan	-	-	15.6	14.0	-	-
Mexico	7.6	11.2	-	-	-	-
Other	3.3	3.7	-	-	0.5	-
	$1,198.0	1,071.9	147.0	115.1	257.9	-

* These revenues include those generated from the Caribbean accounts owned by a Canadian institution.
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TSYS Announces Earnings for 2005
Page 10 of 10

Supplemental Information:
	Accounts on File at December 31,
(in millions)	2005	%	2004	%	% Change
Consumer	267.4	61.0%	203.3	56.9%	31.5%
Retail	99.7	22.8	93.6	26.2	6.4
Commercial	30.1	6.9	25.6	7.2	17.7
Government services/EBT	18.8	4.3	16.3	4.6	15.4
Stored Value	14.3	3.3	11.9	3.3	19.7
Debit	7.6	1.7	6.9	1.8	10.5
	437.9	100.0%	357.6	100.0%	22.4%

(in thousands)	Dec.31, 2005		Dec. 31, 2004
QTD Average Accounts on File	436,019		344,223
YTD Average Accounts on File	401,059		303,102

	Accounts on File at December 31,
(in millions)	2005	%	2004	%	% Change
Domestic	381.8	87.2%	308.2	86.2%	23.9%
International	56.1	12.8	49.4	13.8	13.4
	437.9	100.0%	357.6	100.0%	22.4%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts on File (in millions):
	Dec. 2004 to Dec. 2005		Dec. 2003 to Dec. 2004
Beginning balance	357.6		273.9
Change in accounts on file due to:
Internal growth of existing clients	40.8		36.9
New clients	51.8		49.1
Purges/Sales	(9.6)		(1.1)
Deconversions	(2.7)		(1.2)
Ending balance	437.9		357.6

Number of Employees (FTEs):	2005		2004
At December 31,	6,698		5,700
Quarterly average for period ended December 31,	6,601		5,667
YTD average for period ended December 31,	6,317		5,598

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